SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 14, 2000

                          MIRAVANT MEDICAL TECHNOLOGIES

             (Exact name of Registrant as specified in its charter)

      Delaware                            0-2554                 77-0222872
(State or other jurisdiction of    Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)





                                336 Bollay Drive

                             Santa Barbara, CA 93117

                    (Address of principal executive offices)

                                 (805) 685-9880

              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On July 14, 2000, Miravant Medical Technologies issued a press release announcing that the Board of Directors of Miravant Medical Technologies approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)         Exhibits.

          Exhibit 99 Miravant Medical Technologies Press Release issued July 14, 2000.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Miravant Medical Technologies
                                                 (Registrant)

Date:  July 14, 2000

                                        By:   /s/      John M. Philpott
                                              -------------------------
                                              Name:    John M. Philpott
                                              Title:   Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit

Number

99       Miravant Medical Technologies Press Release issued July 14, 2000.